TYSADCO PARTNERS
210 West 1st Street, #7W
New York, NY 10024

June 28, 2021

FOMO Corp.
ATTN: Vik Grover
1 E. Erie Street, Suite 525
Chicago, IL 60611

ATTN: Vik Grover:

As per the previously signed Term Sheet and agreed to, please accept this authorization based upon Tysadco Partners investing an additional $250,000 at $0.002 in FOMO Corp. (OTC: FOMC) for 125,000,000 shares.

As agreed, please issue an additional 75,000,000 shares making the initial investment effectively priced at $0.002.

Please instruct your transfer agent to issue all shares in book entry form.

Tax ID# for Tysadco Partners - XX-XXXXXXX

FOMO Corp.

By: VIKRAM GROVER

Date: 06-29-2021

Tysadco Partners LLC

By: [signature]

Date: [illegible]